*S2 Vs **S11** Preliminary LCA Results*

National Center for Asphalt Technology
NCAT
at AUBURN UNIVERSITY

Cross sections

- S2 (Control)
  - 9.5"AC
  - 6" cement stabilized sand (5% cement)
  - 6" treated clay (4% lime)
- S11 (Verde)
  - 9.5"AC
  - 6" cement stabilized sand-clay (2% cement + Enzyme)
  - 8" treated clay (2% cement + Enzyme)



Depth Below Surface, in.
0
5
10
15
20
25
30
95.mm HMA
12.5mm HMA
19mm HMA
5% Cement Stabilized Sand
4% Lime Treated Clay
Clay
2% Cement Stabilized Sand+Clay+Enzyme
2% Cement Treated Clay + Enzyme

	S2-Control	S11-Verde
Soil		
Subgrade	6.00	8.00
Base layer	6.00	6.00
Base Mix	6.00	6.00
Intermediate Mix	2.00	2.00
Surface Mix	1.50	1.50

Enzyme Dosage:

- Base layer – 2 liters
- Subgrade – 3 liters

National Center for Asphalt Technology NCAT at AUBURN UNIVERSITY

LCA Methodology

- Goal and Scope
  - Comparative cradle-to-constructed LCA of base & subgrade layers of S2-control and **S11**-Verde sections
  - Function Unit: One test track section (200 ft length, 15.5 ft wide)

Production Stage			Construction Stage		Use stage							End-of-life			
Raw Materials	Transport	Manufacturing	Transport	Construction	Use	Maintenance	Repair	Replacement	Refurbishment	Operational energy use	Operational water use	Demolition	Transport	Waste processing	Disposal
A1	A2	A3	A4	A5	B1	B2	B3	B4	B5	B6	B7	C1	C2	C3	C4
✓	✓	✓	✓	✓	X										

✓: Life cycle stage included in the LCA

X: Life cycle stage excluded from the LCA



95 mm HMA
12.5mm HMA
19mm HMA
5% Cement Stabilized Sand
4% Lime Treated Clay
Clay
2% Cement Treated Clay + Enzyme
Depth Below Surface, in.
0
5
10
20
25
30

	S2-Control	S11-Verde
Soil		
Subgrade	6.00	8.00
Base layer	6.00	6.00
Base Mix	6.00	6.00
Intermediate Mix	2.00	2.00
Surface Mix	1.50	1.50

National Center for Asphalt Technology NCAT at AUBURN UNIVERSITY

Cradle-to-Constructed emissions

- A1-A5 of only base and subgrade layer construction
  - Emissions per test track



Depth Below Surface, in.
0
5
10
15
20
25
30
95.mm HMA
12.5mm HMA
19mm HMA
5% Cement Stabilized Sand
4% Lime Treated Clay
Clay
95.mm HMA
12.5mm HMA
19mm HMA
2% Cement Stabilized Sand+Clay+Enzyme
2% Cement Treated Clay + Enzyme
Clay

	S2-Control	S11-Verde
Soil		
Subgrade	6.00	8.00
Base layer	6.00	6.00
Base Mix	6.00	6.00
Intermediate Mix	2.00	2.00
Surface Mix	1.50	1.50



GWP, kg CO2e/Test track section
12,000
10,000
8,000
6,000
4,000
2,000
0
Construction (A5)
Transport (A4)
Cradle to gate (A1-A3)
46%
S2-Control
S11-Verde